SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:


[X]  Preliminary Proxy Statement              [_]  Confidential, for Use of the
[_]  Definitive Proxy Statement                    Commission Only (as permitted
[_]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[_]  Soliciting Material Under Rule
     14a-12



                             SunAmerica Series Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

SUNAMERICA
RETIREMENT MARKETS, INC.                                               [Logo]
1 SunAmerica Center
Century City
Los Angeles, CA 90067-6022
310.772.6000


                                              June _, 2002

Dear Contract Owner:

      SunAmerica Series Trust (the "Trust") has called a special meeting of shareholders to approve a new Distribution Plan pursuant to Rule 12b-1 for Class A shares of each of the Portfolios (the "Class A Plan") and to approve an amended Distribution and Service Plan pursuant to Rule 12b-1 for Class B shares of each of the Portfolios (the "Class B Plan," and together with the Class A Plan, the "Plans"). Under the Plans, brokerage commissions generated by the Portfolios will be used to make payments to SunAmerica Capital Services, Inc. (the "Distributor") to finance various distribution activities on behalf of the Portfolios. The Distributor would use the money to pay for expenses designed to promote the sale of Portfolio shares (through the sale of variable insurance contracts), including compensating broker-dealers ("Selling Brokers") who are responsible for the sale of Portfolio shares. The Distributor would not make a profit on the expenditures under the Plans and the Portfolios will not pay more than they would otherwise be required to pay solely to compensate Selling Brokers. By promoting sales of Portfolio shares, the Trust seeks to increase the size of the Portfolios and make possible greater economies of scale and lower per share expenses.

      Unlike most 12b-1 plans, the adoption of the Class A Plan and the amendment of the Class B Plan will not result in any new fees or charges to the Portfolios and will not increase the operating expenses currently paid by the
Trust, or indirectly, paid by you. Instead, under the Plans, the new distribution expenses will be paid for out of the Portfolio's brokerage commissions. The brokerage commissions that would be used to pay distribution expenses under the Plans would continue to be incurred at the same rates currently paid by the Portfolios whether or not the Plans are adopted.

      On the other hand, a Portfolio's brokerage commissions could be used to further reduce operating expenses, however it is not being used for this purpose. Rather, the proposals are intended to facilitate the use of a Portfolio's brokerage commissions to finance various distribution activities on behalf of the Portfolios. The Plans are described in more detail in the accompanying Proxy Statement.

      THE TRUSTEES BELIEVE THAT THE PROPOSALS SET FORTH IN THIS NOTICE OF SPECIAL MEETING AND ACCOMPANYING PROXY STATEMENT ARE IMPORTANT AND RECOMMEND
THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN PROVIDE VOTING INSTRUCTIONS IN FAVOR OF THE PROPOSALS.

      YOUR VOTE IS IMPORTANT!

      We appreciate your cooperation and continued support.

                                           Sincerely,


                                           /s/ Jane Aldrich, CFA

                                           Jane Aldrich, CFA
                                           VICE PRESIDENT
                                           SUNAMERICA RETIREMENT MARKETS, INC.

|AIG| o Member of American International Groups Inc.

                                  June _, 2002

                             SUNAMERICA SERIES TRUST

      While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matters affecting the Portfolios that require a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.    Why am I receiving this proxy?

A. This proxy has been mailed to you so that you may provide voting instructions on proposals concerning your investments in SunAmerica Series Trust (the "Trust"). Although you are not directly a shareholder of any portfolio (each, a "Portfolio") of the Trust, as the owner ("Owner") of a variable annuity contract (a "Contract") issued by the separate accounts of Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company, American General Life Insurance Company or American International Life Assurance Company of New York (the "Companies"), you have the right to instruct the Companies how to vote Portfolio shares that are attributable to your Contract.

Q.    What is the background for the proposals being presented?

A.    The  Board of  Trustees  (the  "Trustees")  of the Trust  has  approved  a directed brokerage program for each Portfolio. Under the program, a portion of the brokerage commissions generated by the Portfolio will be used to make payments to SunAmerica Capital Services, Inc. (the "Distributor") to finance various distribution activities relating to the Portfolios. The investment adviser or subadviser (each, an "Adviser") of each Portfolio will be instructed to direct part of the brokerage commissions generated by the Portfolio to broker-dealers ("Participating Brokers") who have agreed to direct a portion of the commissions to the Distributor. The Distributor will use the money to pay for expenses designed to promote the sale of Portfolio shares (through the sale of variable insurance contracts), including compensating broker-dealers ("Selling Brokers") who are responsible for the sale of Portfolio shares. The Distributor would not make a profit on the expenditures under the program, and the Adviser will continue to be obligated to seek "best price and execution" in selecting Participating Brokers. This means that an Adviser will not direct brokerage to a Participating Broker solely because it has agreed to pay the Distributor under the directed brokerage program.

      Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), provides that a mutual fund, such as the Trust, may not use its own assets (directly or indirectly) to finance the distribution of its shares unless it has adopted a plan pursuant to the rule. The use of a Portfolio's brokerage to promote the sale of Portfolio shares likely constitutes the indirect use of Portfolio assets to finance distribution. Therefore, the Trustees approved a new Distribution Plan for Class A shares of the Portfolios (the "Class A Plan") and an amended Distribution and Service Plan for Class B shares of the Portfolios (the "Class B Plan," and together with the Class A Plan, the "Plans") to permit the use of the Portfolio's brokerage as described above.

Q.    What is being proposed?

A. There are two proposals, as shown below. Only Class A shareholders vote on Proposal 1, and only Class B shareholders vote on Proposal 2. The Class A or B shareholders of each Portfolio vote on the proposals separately from the other Portfolios.

--------------------------------------------------------------------------------
PROPOSAL 1

To approve the Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Class A shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROPOSAL 2

To approve the amended Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Class B shares.
--------------------------------------------------------------------------------


Q.    Why am I being asked to provide voting instructions on the Plans?

A. Under Rule 12b-1, approval of the Class A shareholders is required in order to adopt the Class A Plan. Rule 12b-1 also requires shareholder approval in order to amend an existing distribution plan to increase materially the amount to be expended under the plan. Although the proposed amendment to the Class B Plan should not increase the amount to be expended under the Class B Plan, the Trustees determined that it would be advisable to submit the amended Class B Plan for approval by the Class B shareholders. As the Owner of a Contract you have the right to provide voting instructions to the Companies as to how to vote Portfolio shares that are attributable to your Contract.

Q.    Will approving a Plan increase Portfolio expenses?

No. Under the directed brokerage program, a portion of the Portfolios' commissions will be used to make payments to the Distributor to finance various distribution activities. The brokerage commissions that would be used to pay distribution expenses under the Plans would continue to be incurred at the same rates currently paid by the Portfolios whether or not the Plans are adopted. Because the directed brokerage program is subject to the requirements of "best price and execution," brokerage will be directed to a Participating Broker only if the Adviser determines that a Portfolio will not be paying more for brokerage and execution than would have been the case if the transaction had been directed to a different broker-dealer outside of the program that can provide comparable brokerage and execution services. As a result, the use of Portfolio brokerage to make payments to the Distributor under the Plans will not result in any new fees or charges to the Portfolios and will not increase the total brokerage commissions and operating expenses currently paid by the Trust, or indirectly, paid by you.

Q.    How do the Trustees recommend that I vote?

A. After careful consideration, the Trustees recommend that you provide voting instructions FOR the proposals.

Q.    How do I provide voting instructions?

A.    You may provide your voting  instructions  by mail, via the Internet or by telephone. To provide your instructions by mail, complete and sign the enclosed voting instructions card, and mail it in the enclosed, postage-paid envelope. To vote by any other method, please follow the enclosed instructions.

      YOUR VOTING INSTRUCTIONS ARE IMPORTANT AND WILL HELP AVOID THE ADDITIONAL EXPENSE OF ANOTHER SOLICITATION. THANK YOU FOR PROMPTLY SUBMITTING YOUR INSTRUCTIONS.

                             SUNAMERICA SERIES TRUST
                                 P.O. BOX 54299
                           LOS ANGELES, CA 90054-0299

                        ---------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        ---------------------------------

      NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of shareholders of all portfolios (each, a "Portfolio") of SunAmerica Series Trust (the "Trust") will be held on July 31, 2002 at 10:30 a.m., Eastern time, at the offices of SunAmerica Asset Management Corp. ("SAAMCo"), The SunAmerica Center, 733 Third Avenue, New York, NY 10017, for the purpose of considering the following proposals set forth below:

      1. For Class A shares of each Portfolio separately, to approve the Distribution Plan pursuant to Rule 12b-1 under the Investment
            Company Act of 1940, as amended (the "1940 Act") with respect to Class A shares.

      2. For Class B shares of each Portfolio separately, to approve the amended Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Class B shares.

      3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

      Only Contract Owners of record at the close of business on May 31, 2002, are entitled to give voting instructions at the Meeting and any adjournment thereof. YOU ARE URGED TO EXERCISE YOUR RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE MEETING. YOU MAY VOTE THROUGH THE INTERNET, BY TOUCH-TONE TELEPHONE, BY MAIL, OR IN PERSON. PLEASE GIVE YOUR VOTING INSTRUCTIONS PROMPTLY.

                                            By order of the Board of Trustees,


                                            /s/ Mallary Reznik, Esq.

                                            Mallary Reznik, Esq.
                                            SECRETARY

June _, 2002

EACH CONTRACT OWNER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTIONS CARD(S) AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED. CONTRACT OWNERS ALSO HAVE THE OPTION TO PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE INSERT ACCOMPANYING

THE VOTING INSTRUCTIONS CARD(S). TELEPHONE VOTING IS AVAILABLE ONLY TO CONTRACT OWNERS WHO WISH TO PROVIDE INSTRUCTIONS TO VOTE ALL PORTFOLIOS IN THE SAME MANNER AND AT THE SAME TIME. CONTRACT OWNERS THAT WISH TO PROVIDE SEPARATE
VOTING  INSTRUCTIONS  FOR  EACH  PORTFOLIO  MAY  ONLY DO SO BY MAIL OR  INTERNET
VOTING.

                             SUNAMERICA SERIES TRUST
                                 P.O. BOX 54299
                           LOS ANGELES, CA 90054-0299

                         -------------------------------
                                 PROXY STATEMENT
                         -------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                            JULY 31, 2002, 10:30 A.M.

      In accordance with applicable law, this Proxy Statement is being mailed on or about June _, 2002 on behalf of the Board of Trustees (the "Trustees") of SunAmerica Series Trust (the "Trust"), to the shareholders of each separate portfolio (each, a "Portfolio," and collectively, the "Portfolios") for their use in obtaining voting instructions on the proposals being considered at a Special Meeting (the "Meeting") of Shareholders of the Portfolios scheduled to be held at the offices of SunAmerica Asset Management Corp. ("SAAMCo"), The SunAmerica Center, 733 Third Avenue, New York, NY 10017, on July 31, 2002 at 10:30 a.m., Eastern time.

      The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It is organized as a Massachusetts business trust. The Trust consists of thirty-one Portfolios, each with two classes of shares--Class A and Class B. Shares of the Portfolios are issued and redeemed only in connection with investments in and payments under variable annuity contracts and may be sold to fund variable life contracts (collectively, the "Contracts"). Shares of the Portfolios are held by separate accounts of Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company, American General Life Insurance Company or American International Life Assurance Company of New York (each, a "Company," and collectively, the "Companies").

      SAAMCo serves as investment adviser and manager for the Trust. SAAMCo is located at the SunAmerica Center, 733 Third Avenue, New York, NY 10017. Certain of the Portfolios are subadvised by one or more subadvisers (each, a "Subadviser") which are listed in Exhibit A. (SAAMCo and each Subadviser is sometimes called an "Adviser" in this Proxy Statement.)

      The Trustees have fixed the close of business on May 31, 2002 as the record date (the "Record Date") for determining the number of shares outstanding and the Contract owners ("Contract Owners") entitled to give voting instructions to the Companies with respect to their respective "portion" of shares as of the Record Date. Exhibit B sets forth the number of shares outstanding of each class and in the aggregate of each Portfolio as of the Record Date. Exhibit C sets forth information about the record ownership of shares of the Portfolios as of the Record Date. With respect to the Trust, no person, as of May 31, 2002, was known to have allocated contributions under Contracts beneficially owned by such person, such that upon the pass through of voting rights by a Company, they would have the right to give instructions with respect to more than 5% of the Trust or Portfolio. With respect to Trust, as of the Record Date SunAmerica
Inc., 1 SunAmerica Center, Los Angeles, CA 90067, owned of record or beneficially 5% or more of the outstanding Class B shares of the Worldwide High Income Portfolio. SunAmerica Inc. will not vote any of its shares at the Meeting. To the knowledge of management, Trustees and executive officers of the Trust, both individually and as a group, owned less than 1% of the outstanding shares of the Trust and each Portfolio as of May 31, 2002.

      No Trustee or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon. The Trustees are Carl D. Covitz, Jana W. Greer, Monica C. Lozano, Gilbert T. Ray, Allan L. Sher and Bruce G. Willison. The executive officers are Donna M. Handel, Mallary Reznik, Peter C. Sutton and Robert M. Zakem.

      The proposals described in this Proxy Statement and the Portfolios to which each applies are set forth below.

--------------------------------------  ----------------------------------------
          Summary of Proposal                    Affected Portfolios
--------------------------------------  ----------------------------------------

1.  To approve the Distribution  Plan    All  Portfolios  of  the  Trust,   with
    pursuant  to Rule 12b-1 under the    Class A shares of each Portfolio voting
    1940 Act with  respect to Class A    separately
    shares (the "Class A Plan").

2.  To    approve     the     amended    All  Portfolios  of  the  Trust,   with
    Distribution   and  Service  Plan    Class B shares of each Portfolio voting
    pursuant  to Rule 12b-1 under the    separately
    1940 Act with  respect to Class B
    shares  (the  "Class B Plan," and
    together  with the  Class A Plan,
    the "Plans").


      If the proposals are approved by shareholders, the Plans will call for the Portfolios to pay, from its net assets, the legal and administrative costs associated with the creation, implementation and operation of the Plans including the cost of soliciting shareholder approval of the Plans and the expenses associated with such solicitation. These expenses are expected to be small on a per Portfolio basis and will not materially increase the expenses to which the Portfolios are subject. However, if the proposals are not approved by shareholders, SAAMCo will bear the costs associated with soliciting shareholders. The cost of the solicitation is estimated to be approximately $600,000.

      The Trust expects that the solicitation of voting instructions from Contract Owners will be made by mail, and solicitation also may be made by telephone communications from officers or employees of SAAMCo or its affiliates, who will not receive any compensation for their solicitation services from the Trust. In addition, a professional proxy solicitation firm, Alamo Direct Mail Services, Inc. ("Alamo Direct"), may also assist in the solicitation of voting instructions. In connection with the solicitation of voting instructions, the Companies will furnish a copy of this Proxy Statement to all Contract Owners.

         Contract Owners may also provide their voting instructions through telephone touch-tone voting, or by Internet voting. These operations require Contract Owners to input a fourteen-digit control number, which is located on each voting instruction card. Subsequent to inputting these numbers, Contract Owners will be prompted to provide their voting instructions on the proposal. Contract Owners will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Telephone voting is only available to Contract Owners who wish to provide voting instructions as to all Portfolios in the same manner and at the same time. Contract Owners who wish to provide separate voting instructions for each Portfolio may do so only if they vote by mail or through the Internet.

      As the Meeting date approaches, certain Contract Owners may receive a telephone call from a representative of Alamo Direct if their voting instructions have not yet been received. Alamo Direct may obtain voting instructions and the authority to execute those voting instructions through telephonically transmitted instructions from Contract Owners. Voting instructions that are obtained telephonically will be recorded in accordance with procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the Contract Owner providing the voting instruction is accurately determined and that the voting instructions of the Contract Owner are accurately determined. The cost of this assistance, if necessary, is expected to be approximately $25,000.

      In all cases where telephonic voting instructions are solicited, the Alamo Direct representative is required to ask for each Contract Owner's full name, address, social security or taxpayer identification number, title (if the Contract Owner is authorized to act on behalf of an entity, such as a corporation), and the portion of shares beneficially owned and to confirm that the Contract Owner has received a Proxy Statement and voting instructions card in the mail. If the information solicited agrees with the information provided to Alamo Direct, then the Alamo Direct representative has the responsibility to explain the process, read the proposals listed on the voting instructions card, and ask for the Contract Owner's instruction on the proposals. The Alamo Direct representative, although permitted to answer questions about the process, is not permitted to recommend to the Contract Owner how to vote, other than to read any recommendation set forth in the Proxy Statement. The Alamo Direct representative will record the Contract Owner's instructions on the card. Within 72 hours, Alamo Direct will send the Contract Owner a letter or mailgram to confirm his or her voting instructions.

      If the Contract Owner wishes to participate in the Meeting, but does not wish to give his or her voting instructions by any of the methods outlined above, the Contract Owner may still submit the voting instructions card originally sent with the Proxy Statement or attend in person. Voting instructions executed by Contract Owners may be revoked by (i) a written instrument received by the Secretary of the Funds at any time before they are exercised; (ii) delivery of a later-dated instruction or (iii) by attendance at the Meeting and providing voting instructions in person.

      Each Company, as the holder of record shares of each Portfolio, is required to "pass through" to its Contract Owners the right to vote shares of such Portfolio. The Trust expects that each Company will vote 100% of the shares of the Portfolios held by its respective separate account. The Companies will vote shares of the Portfolios for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on the proposals. Unmarked voting instructions from Contract Owners will be voted in favor of the proposals. The Trust may adjourn the Meeting to the extent permitted by law, if necessary to permit the Companies to obtain additional voting instructions from Contract Owners.

      The Trustees do not know of any other business to be brought before the Meeting. If any other matters properly come before the Meeting, the persons named as proxies will vote on such matters in their discretion.

                    APPROVAL OF A DISTRIBUTION PLAN PURSUANT
                        TO RULE 12b-1 FOR CLASS A SHARES
                                 PROPOSAL NO. 1

      The Trustees have approved, and recommend that holders of Class A shares of the Portfolios approve, the Class A Plan. A form of the Class A Plan is attached to this Proxy Statement as Exhibit D.

THE CLASS A PLAN

      The Class A Plan was approved by the Trustees on May 21, 2002 pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that an investment company that acts as distributor of its shares must do so pursuant to a written plan "describing all material aspects of the proposed financing of distribution." Under the rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature."

      Under the directed brokerage program, a portion of the Portfolios' commissions will be used to make payments to SunAmerica Capital Services, Inc. (the "Distributor") to finance various distribution activities. Under the Class A Plan, these activities may include:

            A. Printing and mailing of Portfolio prospectuses, statements of additional information, any supplements thereto and shareholder reports for existing and prospective Contract Owners;

            B. Development, preparation, printing and mailing of Portfolio advertisements, sales literature and other promotional materials describing and/or relating to the Portfolio and including materials intended for use within the Companies, or for broker-dealer only use or retail use;

            C. Holding or participating in seminars and sales meetings designed to promote the distribution of Portfolio shares;

            D. Marketing or servicing fees requested by broker-dealers or other financial intermediaries ("Financial Intermediaries") who sell Contracts;

            E. Obtaining information and providing explanations to Contract Owners regarding the Portfolio's investment objectives and policies and other information about the Portfolio, including the performance of the Portfolio;

            F. Training sales personnel regarding sales of Contracts and underlying shares of the Portfolio;

            G. Compensating Financial Intermediaries and/or their registered representatives or other authorized agents in connection with the allocation of cash values and premiums of the Contracts relating to the Portfolio; and

            H. Financing any other activity that the Trust's Board of Trustees determines is primarily intended to result in the sale of shares.

      In addition, if the Class A Plan is approved by shareholders, the Class A Plan will call for the Portfolios to pay, from its net assets, the legal and administrative costs associated with the creation, implementation and operation of the Class A Plan including the cost of soliciting shareholder approval of the Class A Plan and the expenses associated with such solicitation. These expenses are expected to be small on a per Portfolio basis and will not materially increase the expenses to which the Portfolios are subject.

      While the Class A Plan and the Class B Plan (described in Proposal No. 2) permit the use of the Portfolios' commissions to finance the various distribution activities described above, they are currently intended to facilitate the use of a portion of the Portfolios' brokerage commissions to compensate broker-dealers ("Selling Brokers") that indirectly distribute Portfolio shares through the sale of Contracts offered by the Companies. The Trustees of the Trust have approved a directed brokerage program (the "Program"), pursuant to which a Portfolio's Adviser will direct a specified portion of a Portfolio's brokerage transactions (generally 20 to 30 percent) to certain broker-dealers ("Participating Brokers") who have agreed to direct a portion of the commissions to the Distributor. The Distributor would use the money to make payments to Selling Brokers responsible for the sale of Portfolio shares (and may use it for the other purposes listed above). Under the Class A Plan, the amount of such payments may not exceed on an annual basis .75% of a Portfolio's average daily net assets attributable to Class A shares. The adoption of the Class A Plan, and the use of "directed brokerage" as described herein, will not result in any new fees or charges to the Portfolios and will not increase the total brokerage commissions and operating expenses currently paid by the Trust, or indirectly, paid by you. Moreover, the brokerage expenses incurred to make payments to the Distributor would be incurred by the Portfolios whether or not the Plan is adopted. On the other hand, "directed brokerage" could be used to reduce certain of the Trust's operating expenses, but it is not being used for this purpose.

      In selecting broker-dealers, including those participating in the Program, an Adviser will take into account all relevant factors, including price (including the applicable brokerage commission or dealer spread), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker or dealer involved, the quality of the service, the difficulty of execution, the execution capabilities and operation facilities of the firm involved, and the firm's risk in positioning a block of securities. This is commonly known as "best price and execution." An Adviser will not direct a Portfolio's brokerage transactions to a Participating Broker if it would result in the Portfolio paying more than it would otherwise be required to pay had the Program not been in place.

      The Class A Plan contains a number of provisions relating to reporting obligations and to its amendment and termination as required by Rule 12b-1. If approved by shareholders, the Class A Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of both the (i) Trustees of the Trust, and (ii) the Trustees who have no direct or indirect financial interest in the operation of the Class A Plan or any related agreement (the "Independent Trustees"). The Class A Plan may not be amended to increase materially the amount spent by a Portfolio with respect to Class A shares for distribution unless such amendment is approved by a vote of a majority of the outstanding Class A shares of the Trust (within the meaning of the 1940 Act), and no material amendment to the Class A Plan shall be made unless approved in the manner provided for the annual renewal of the Class A Plan. The Class A Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding

Class A shares of the Trust (within the meaning of the 1940 Act). The Treasurer of the Trust shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to the Class A Plan with respect to Class A shares and any related agreement and the purposes for which such expenditures were made.

TRUSTEES' CONSIDERATIONS

      In determining to approve the Class A Plan and recommend its adoption to Contract Owners, the Trustees considered a variety of factors including Management's explanation of the Program. Management explained to the Trustees that under a typical directed brokerage program a fund's investment adviser is asked to direct a portion of the fund's brokerage to a specific broker-dealer. Management noted that the specific percentage target of brokerage to be directed is negotiated with the adviser, and is in any event subject to the requirements of "best price and execution." Typically, an adviser will agree to direct between 20 to 30 percent of a fund's total brokerage to a particular broker-dealer. The investment adviser may then, for example, seek to use the remainder of the brokerage to acquire research to help it in its investment operations. Management informed the Trustees that under the Program the actual percentage of brokerage directed could be less than 20 percent and more than 30 percent. Management further stated that while unlikely, theoretically the percentage of brokerage directed could be up to a 100 percent of the Portfolio's brokerage transactions.

      In addition, the Trustees considered that, unlike virtually all Rule 12b-1 plans adopted by other investment companies, which provide for payment of distribution expenses directly out of an investment company's assets, implementation of the Class A Plan would not result in the Trust incurring any additional expenses. The brokerage commissions that would be used to pay distribution expenses under the Class A Plan would continue to be incurred at the same rates currently paid by the Portfolios whether or not the Class A Plan is adopted. Most brokerage transactions for the Portfolios are executed at a cost of between 4 and 6 cents per share. Based on information provided by Management, the Trustees believe that broker-dealers would not agree to charge commission rates below that level were the Class A Plan not adopted.

      Finally, the Trustees considered whether the commissions should be used instead to defray certain operating expenses of the Trust. The Trustees then considered the potential benefits to the Trust and existing Contract Owners from the growth of Trust assets, including potential economies of scale that might in the future result in lower operating expenses and potentially greater flexibility for investment management of the Portfolios. They also considered the potentially disruptive effect to portfolio management from redemptions. The Trustees determined that the compensation of Selling Brokers through the Program and other potential expenditures under the Class A Plan were intended to stimulate the sale of Contracts and spur the growth of Trust assets, while encouraging asset retention and brand loyalty to reduce redemptions. The Trustees considered the fact that because brokerage would be allocated subject to the standard of "best price and execution," the payments to the Distributor through the Program would not result in an increase in Portfolio expenses. Based upon these considerations, the Trustees determined that it was in the best interest of shareholders to use the commissions for distribution expenses.

      The Trustees also took into account the benefits of the Class A Plan to the Trust's investment manager. In particular, the Trustees considered that an increase in the Portfolios' assets would increase the management fees paid to the investment manager and subadvisers.

      On the basis of Management's explanation of the Program and the foregoing considerations, the Trustees, including the Independent Trustees, approved the Class A Plan and authorized its submission for shareholder approval.

REQUIRED VOTE

      Approval of the Class A Plan requires an affirmative vote of a majority of the outstanding Class A shares of each Portfolio. The approval of the Class A Plan by the Class A shares of any Portfolio is not dependent on the approval of the Class A Plan for any other Portfolio.

      THE TRUSTEES UNANIMOUSLY RECOMMEND THAT CONTRACT OWNERS PROVIDE VOTING INSTRUCTIONS IN FAVOR OF APPROVING THE CLASS A PLAN.

                 APPROVAL OF AN AMENDED DISTRIBUTION AND SERVICE
                 PLAN PURSUANT TO RULE 12b-1 FOR CLASS B SHARES
                                 PROPOSAL NO. 2

      The Trustees have approved, and recommend that holders of Class B shares of the Portfolios approve, the Class B Plan. A form of the Class B Plan is attached to this Proxy Statement as Exhibit E.

THE CLASS B PLAN

      The Class B Plan consists of two components--a Service Plan and a Distribution Plan. The Service Plan, which is described below, was first adopted by the Trustees on May 22, 2001, prior to the issuance of any Class B shares and is unchanged. The Distribution Plan, which is also described below, is similar to the Class A Plan and is being added to the Class B Plan in order to facilitate the use of the Program to finance various distribution activities.

      Under the Service Plan, the Trust pays the Companies a service fee for costs associated with the servicing of the Class B shares. These costs include, but are not limited to, the cost of reimbursing the Companies for expenditures made to financial intermediaries for providing services to Contract Owners in respect of Class B shares. The service fee is payable at the end of each month at an annual rate of 15 basis points (.15%) of the average daily net assets attributable to the Class B shares. Attached as Exhibit F is the amount of service fees paid by each Portfolio pursuant to the plan for the fiscal year ended January 31, 2002.

      On May 21, 2002, the Trustees approved an amendment to the Class B Plan pursuant to Rule 12b-1 under the 1940 Act to include the Distribution Plan component.

      Rule 12b-1 provides that an investment company that acts as distributor of its shares must do so pursuant to a written plan "describing all material aspects of the proposed financing of distribution." Under the rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature."

      Under the directed brokerage program, a portion of the Portfolios' commissions will be used to make payments to the Distributor to finance various distribution activities. Under the Class B Plan, these activities may include:

            A. Printing and mailing of Portfolio prospectuses, statements of additional information, any supplements thereto and shareholder reports for existing and prospective Contract Owners;

            B. Development, preparation, printing and mailing of Portfolio advertisements, sales literature and other promotional materials describing and/or relating to the Portfolio and including materials intended for use within the Companies, or for broker-dealer only use or retail use;

            C. Holding or participating in seminars and sales meetings designed to promote the distribution of Portfolio shares;

            D. Marketing or servicing fees requested by broker-dealers or other financial intermediaries ("Financial Intermediaries") who sell Contracts;

            E. Obtaining information and providing explanations to Contract Owners regarding the Portfolio's investment objectives and policies and other information about the Portfolio, including the performance of the Portfolio;

            F. Training sales personnel regarding sales of Contracts and underlying shares of the Portfolio;

            G. Compensating Financial Intermediaries and/or their registered representatives or other authorized agents in connection with the allocation of cash values and premiums of the Contracts relating to the Portfolio; and

            H. Financing any other activity that the Trust's Board of Trustees determines is primarily intended to result in the sale of shares.

      In addition, if the Class B Plan is approved by shareholders, the Class B Plan will call for the Portfolios to pay, from its net assets, the legal and administrative costs associated with the creation, implementation and operation of the Class B Plan including the cost of soliciting shareholder approval of the Class B Plan and the expenses associated with such solicitation. These expenses are expected to be small on a per Portfolio basis and will not materially increase the expenses to which the Portfolios are subject.

      Like the Class A Plan, the Distribution Plan component of the Class B Plan permits for the use of the Portfolios' commissions to finance the various distribution activities described above, but it is currently intended to facilitate the use of a portion of the Portfolios' brokerage commissions to compensate Selling Brokers, who indirectly distribute Portfolio shares through the sale of Contracts. The Trustees of the Trust have approved a directed brokerage program (previously defined as the "Program"), pursuant to which a Portfolio's Adviser directs a specified portion of a Portfolio's brokerage transaction (generally 20 to 30 percent) to Participating Brokers who have agreed to direct a portion of the commissions to the Distributor. The Distributor would use the money to make payments to Selling Brokers responsible for the sale of Portfolio shares (and may use it for the other purposes listed above). Under the Class B Plan, the amount of such payments may not exceed on an annual basis .75% of a Portfolio's average daily net assets attributable to Class B shares. The amendment of the Class B Plan, and the use of "directed brokerage" as described herein, will not result in any new fees or charges to the Portfolios and will not increase the total brokerage commission and operating expenses currently paid by the Trust, or indirectly, paid by you. Moreover, the brokerage expenses incurred to make payments to Selling Brokers would be incurred by the Portfolios whether or not the Class B Plan is adopted. On the other hand, "directed brokerage" could be used to further reduce certain of the Trust's operating expenses, but it is not being used for this purpose.

      In selecting broker-dealers, including those participating in the Program, an Adviser will take into account all relevant factors, including price (including the applicable brokerage commission or dealer spread), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker or dealer involved, the quality of the service, the difficulty of execution, the execution capabilities and operation facilities of the firm involved, and the firm's risk in positioning a block of securities. This is commonly known as "best price and execution." An Adviser will not direct a Portfolio's brokerage transactions to a Participating Broker if it would result in the Portfolio paying more than it would otherwise be required to pay had the Program not been in place.

      The Class B Plan contains a number of provisions relating to reporting obligations and to its amendment and termination as required by Rule 12b-1. If approved by shareholders, the Class B Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of both the (i) Trustees of the Trust, and (ii) the Independent Trustees. The Class B Plan may not be amended to increase materially the amount spent by Class B shares for distribution unless such amendment is approved by a vote of a majority of the outstanding Class B shares of the Trust (within the meaning of the 1940 Act), and no material amendment to the Class B Plan shall be made unless approved in the manner provided for the annual renewal of the Class B Plan. The Class B Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding Class B shares of the Trust (within the meaning of the 1940 Act). The Treasurer of the Trust shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to the Class B Plan with respect to Class B shares and any related agreement and the purposes for which such expenditures were made.

      TRUSTEES' CONSIDERATIONS

      In determining to approve the amendment of the Class B Plan and recommend its adoption to Contract Owners, the Trustees considered a variety of factors including Management's explanation of the Program. Management explained to the Trustees that under a typical directed brokerage program a fund's investment adviser is asked to direct a portion of the fund's brokerage to a specific broker-dealer. Management noted that the specific percentage target of brokerage to be directed is negotiated with the adviser, and is in any event subject to the requirements of "best price and execution." Typically, an adviser will agree to direct between 20 to 30 percent of a fund's total brokerage to a particular broker-dealer. The investment adviser may then, for example, seek to use the remainder of the brokerage to acquire research to help it in its investment operations. Management informed the Trustees that under the Program the actual percentage of brokerage directed could be less than 20 percent and more than 30 percent. Management further stated that while unlikely, theoretically the percentage of brokerage directed could be up to a 100 percent of the Portfolio's brokerage transactions.

      In addition, the Trustees considered that, unlike virtually all Rule 12b-1 plans adopted by other investment companies, which provide for payment of distribution expenses directly out of an investment company's assets, implementation of the Class B Plan would not result in the Trust incurring any additional expenses. The brokerage commissions that would be used to pay distribution expenses under the Class B Plan would continue to be incurred at the same rates currently paid by the Portfolios whether or not the Class B Plan is adopted. Most brokerage transactions for the Portfolios are executed at a cost of between 4 and 6 cents per share. Based on information provided by the Management, the Trustees believe that broker-dealers would not agree to charge commission rates below that level were the Class B Plan not adopted.

      Finally, the Trustees considered whether the commissions should instead be used to defray certain other operating expenses of the Trust. The Trustees then considered the potential benefits to the Trust and existing Contract Owners from the growth of Trust assets, including potential economies of scale that might in the future result in lower operating expenses and potentially greater flexibility for investment management of the Portfolios. They also considered the potentially disruptive effect to portfolio management from redemptions. The Trustees determined that the compensation of Selling Brokers through the Program and other potential expenditures under the Class B Plan were intended to stimulate the sale of Contracts and spur the growth of Trust assets, while encouraging asset retention and brand loyalty to reduce redemptions. The Trustees considered the fact that because brokerage would be allocated subject to the standard of "best price and execution," the payments to the Distributor through the Program would not result in an increase in Portfolio expenses. Based upon these considerations, the Trustees determined that it was in the best interest of shareholders to use the commissions for distribution expenses.

      The Trustees also took into account the benefits of the Class B Plan to the Trust's investment manager. In particular, the Trustees considered that an increase in the Portfolios' assets would increase the management fees paid to the investment manager and subadvisers.

      On the basis of Management's explanation of the Program and the foregoing considerations, the Trustees, including the Independent Trustees, approved the amendment of the Class B Plan and authorized its submission for shareholder approval.

      REQUIRED VOTE

      Approval of the Class B Plan requires an affirmative vote of a majority of the outstanding voting securities of the shares of the Portfolios. The approval of the Class B Plan by the Class B shares of any Portfolio is not dependent on the approval of the Class B Plan for any other Portfolio.

THE  TRUSTEES   UNANIMOUSLY   RECOMMEND  THAT  CONTRACT  OWNERS  PROVIDE  VOTING
INSTRUCTIONS IN FAVOR OF APPROVING THE CLASS B PLAN.

OTHER BUSINESS

      The Trustees do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the proxies will vote on the matters in their discretion.

ANNUAL REPORTS

      The audited Annual Report to Shareholders of the Trust is incorporated by reference into this Proxy Statement. COPIES OF THE MOST RECENT ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE IF YOU:

      o  WRITE TO:

      SunAmerica Series Trust
      P.O. Box 54299
      Los Angeles, California 90054-0299

      o  CALL (800) 445-7862

SHAREHOLDER PROPOSALS

      The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to present a proposal to be included in the Proxy Statement for the next meeting of shareholders of a Portfolio, the Portfolio must receive the proposal a reasonable time before the solicitation is to be made. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Mallary Reznik, Esq., Secretary of SunAmerica Series Trust, 1 SunAmerica Center, Los Angeles, California 90067.



                                      By Order of the Board of Trustees of
                                      SunAmerica Series Trust


                                      /s/ Mallary Reznik

                                      Mallary Reznik
                                      SECRETARY

June _, 2002

EXHIBIT LIST

Exhibit A - Names and addresses of Subadvisers for the Portfolios.

Exhibit B - Outstanding shares of each Portfolio as of the Record Date.

Exhibit C - Record ownership of shares of the Portfolios.

Exhibit D - Form  of  Distribution  Plan with  respect  to Class A shares of the
            Portfolios.

Exhibit E - Form of Distribution and Service Plan with respect to Class B shares of the Portfolios.

Exhibit F - The amount of service fees paid by the Portfolios.

                                   EXHIBIT A

--------------------------------------------------------------------------------
SUBADVISERS
--------------------------------------------------------------------------------

ALLIANCE CAPITAL MANAGEMENT CORP.
1345 Avenue of the Americas
New York, NY  10105
================================================================================
BANC OF AMERICA CAPITAL MANAGEMENT, LLC
NC1-002-33-31
101 South Tryon
Charlotte, NC 28255
================================================================================
DAVIS SELECTED ADVISERS L.P.
d/b/a Davis Advisors
The Venture Building
124 E. Marcy Street
Sante Fe, NM  87501
================================================================================
FEDERATED INVESTMENT COUNSELING
FEDERATED INVESTORS TOWER
1001 Liberty Avenue
Pittsburgh, PA  15222-3779
================================================================================
GOLDMAN SACHS ASSET MANAGEMENT
GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
32 Old Slip, 29th Floor
New York, NY  10005
================================================================================
MARSICO CAPITAL MANAGEMENT, LLC
1200 17th Street
Suite 1300
Denver, CO 80202
================================================================================
MASSACHUSETTS FINANCIAL SERVICES COMPANY
500 Boylston Street
Boston, MA 02116-3741
================================================================================
MORGAN STANLEY INVESTMENT MANAGEMENT
d/b/a Van Kampen
1221 Avenue of the Americas
New York, NY  10020
================================================================================
PUTNAM INVESTMENT MANAGEMENT, INC.
One Post Office Square  A-13
Boston, MA 02109
================================================================================
U.S. BANCORP ASSET MANAGEMENT
(F/K/A U.S. BANCORP PIPER JAFFREY ASSET MANAGEMENT)
800 Nicollet Mall
Minneapolis, MN 55402
================================================================================
WM ADVISORS, INC.
1201 Third Avenue, 22nd Floor
Seattle, WA  98101

                                    EXHIBIT B

--------------------------------------------------------------------------------
PORTFOLIO                                            CLASS A    CLASS B    TOTAL

--------------------------------------------------------------------------------
Cash Management Portfolio
--------------------------------------------------------------------------------
Corporate Bond  Portfolio
--------------------------------------------------------------------------------
Global Bond Portfolio
--------------------------------------------------------------------------------
High-Yield Bond Portfolio
--------------------------------------------------------------------------------
Worldwide High Income Portfolio
--------------------------------------------------------------------------------
SunAmerica Balanced Portfolio
--------------------------------------------------------------------------------
MFS Total Return Portfolio
--------------------------------------------------------------------------------
Asset Allocation Portfolio
--------------------------------------------------------------------------------
Telecom Utility Portfolio
--------------------------------------------------------------------------------
Growth-Income Portfolio
--------------------------------------------------------------------------------
Federated Value Portfolio
--------------------------------------------------------------------------------
Davis Venture Value Portfolio
--------------------------------------------------------------------------------
"Dogs" of Wall Street Portfolio
--------------------------------------------------------------------------------
Alliance Growth Portfolio
--------------------------------------------------------------------------------
Goldman Sachs Research Portfolio
--------------------------------------------------------------------------------
MFS Growth and Income Portfolio
--------------------------------------------------------------------------------
Putnam Growth Portfolio
--------------------------------------------------------------------------------
Blue Chip Growth Portfolio
--------------------------------------------------------------------------------
Real Estate Portfolio
--------------------------------------------------------------------------------
MFS Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------
Aggressive Growth Portfolio
--------------------------------------------------------------------------------
Growth Opportunities Portfolio
--------------------------------------------------------------------------------
Marsico Growth Portfolio
--------------------------------------------------------------------------------
International Growth and Income Portfolio
--------------------------------------------------------------------------------
Global Equities Portfolio
--------------------------------------------------------------------------------
International Diversified Equities Portfolio
--------------------------------------------------------------------------------
Emerging Markets Technology Portfolio
--------------------------------------------------------------------------------
Technology Portfolio
--------------------------------------------------------------------------------
Equity Income Portfolio
--------------------------------------------------------------------------------
Equity Index Portfolio
--------------------------------------------------------------------------------
Small Company Value Portfolio
--------------------------------------------------------------------------------

                                    EXHIBIT C
                                     CLASS A

--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
                                                                                                   NUMBER OF
                                       NUMBER OF         NUMBER OF             NUMBER OF           SHARES (%)          NUMBER OF
                                        SHARES (%)        SHARES (%)           SHARES (%)           HELD BY            SHARES (%)
                                         HELD BY           HELD BY              HELD BY            SEPARATE            HELD BY
                                        SEPARATE          SEPARATE             SEPARATE           ACCOUNTS OF         SEPARATE
                                       ACCOUNTS OF        ACCOUNTS OF         ACCOUNTS OF          AMERICAN          ACCOUNTS OF
        PORTFOLIO                    ANCHOR NATIONAL    FIRST SUNAMERICA       AIG LIFE          INTERNATIONAL     AMERICAN GENERAL
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
Cash Management Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
Corporate Bond  Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
Global Bond Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
High-Yield Bond Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
Worldwide High Income Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
SunAmerica Balanced Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
MFS Total Return Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
Asset Allocation Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
Telecom Utility Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
Growth-Income Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
Federated Value Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
Davis Venture Value Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
"Dogs" of Wall Street Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
Alliance Growth Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
Goldman Sachs Research Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
MFS Growth and Income Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------

--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
                                                                                                   NUMBER OF
                                       NUMBER OF         NUMBER OF             NUMBER OF           SHARES (%)          NUMBER OF
                                        SHARES (%)        SHARES (%)           SHARES (%)           HELD BY            SHARES (%)
                                         HELD BY           HELD BY              HELD BY            SEPARATE            HELD BY
                                        SEPARATE          SEPARATE             SEPARATE           ACCOUNTS OF         SEPARATE
                                       ACCOUNTS OF        ACCOUNTS OF         ACCOUNTS OF          AMERICAN          ACCOUNTS OF
        PORTFOLIO                    ANCHOR NATIONAL    FIRST SUNAMERICA       AIG LIFE          INTERNATIONAL     AMERICAN GENERAL
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
Putnam Growth Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
Blue Chip Growth Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
Real Estate Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
MFS Mid-Cap Growth Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
Aggressive Growth Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
Growth Opportunities Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
Marsico Growth Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
International Growth and
Income Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
Global Equities Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
International Diversified
Equities Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
Emerging Markets
Technology Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
Technology Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
Equity Income Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
Equity Index Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------
Small Company Value Portfolio
--------------------------------- ------------------- -------------------- ------------------ ------------------ -------------------

                                    EXHIBIT C
                                     CLASS B


-------------------------------- ------------------------ ---------------------

PORTFOLIO                          NUMBER OF SHARES (%)
                                     HELD BY SEPARATE       NUMBER OF SHARE (%)
                                        ACCOUNTS OF               HELD BY
                                      ANCHOR NATIONAL         SUNAMERICA INC.
-------------------------------- ------------------------ ---------------------
Cash Management Portfolio
-------------------------------- ------------------------ ---------------------
Corporate Bond  Portfolio
-------------------------------- ------------------------ ---------------------
Global Bond Portfolio
-------------------------------- ------------------------ ---------------------
High-Yield Bond Portfolio
-------------------------------- ------------------------ ---------------------
Worldwide High Income Portfolio
-------------------------------- ------------------------ ---------------------
SunAmerica Balanced Portfolio
-------------------------------- ------------------------ ---------------------
MFS Total Return Portfolio
-------------------------------- ------------------------ ---------------------
Asset Allocation Portfolio
-------------------------------- ------------------------ ---------------------
Telecom Utility Portfolio
-------------------------------- ------------------------ ---------------------
Growth-Income Portfolio
-------------------------------- ------------------------ ---------------------
Federated Value Portfolio
-------------------------------- ------------------------ ---------------------
Davis Venture Value Portfolio
-------------------------------- ------------------------ ---------------------
"Dogs" of Wall Street Portfolio
-------------------------------- ------------------------ ---------------------
Alliance Growth Portfolio
-------------------------------- ------------------------ ---------------------
Goldman Sachs Research Portfolio
-------------------------------- ------------------------ ---------------------
MFS Growth and Income Portfolio
-------------------------------- ------------------------ ---------------------
Putnam Growth Portfolio
-------------------------------- ------------------------ ---------------------
Blue Chip Growth Portfolio
-------------------------------- ------------------------ ---------------------
Real Estate Portfolio
-------------------------------- ------------------------ ---------------------

-------------------------------- ------------------------ ---------------------

PORTFOLIO                          NUMBER OF SHARES (%)
                                     HELD BY SEPARATE       NUMBER OF SHARE (%)
                                        ACCOUNTS OF               HELD BY
                                      ANCHOR NATIONAL         SUNAMERICA INC.
-------------------------------- ------------------------ ---------------------
MFS Mid-Cap Growth Portfolio
-------------------------------- ------------------------ ---------------------
Aggressive Growth Portfolio
-------------------------------- ------------------------ ---------------------
Growth Opportunities Portfolio
-------------------------------- ------------------------ ---------------------
Marsico Growth Portfolio
-------------------------------- ------------------------ ---------------------
International Growth and
Income Portfolio
-------------------------------- ------------------------ ---------------------
Global Equities Portfolio
-------------------------------- ------------------------ ---------------------
International Diversified
Equities Portfolio
-------------------------------- ------------------------ ---------------------
Emerging Markets
Technology Portfolio
-------------------------------- ------------------------ ---------------------
Equity Income Portfolio
-------------------------------- ------------------------ ---------------------
Equity Index Portfolio
-------------------------------- ------------------------ ---------------------
Small Company Value Portfolio
-------------------------------- ------------------------ ---------------------

                                    EXHIBIT D

                                    [FORM OF]

                                DISTRIBUTION PLAN
                             PURSUANT TO RULE 12b-1
                                (CLASS A SHARES)


         DISTRIBUTION PLAN adopted as of the 21st day of May 2002, by SunAmerica Series Trust, a Massachusetts business trust (the "Trust"), on behalf of the Class A shares of its separately designated series listed on Schedule A (each, a "Portfolio").

                              W I T N E S S E T H:

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company; and

         WHEREAS, each Portfolio is a separately designated investment series of the Trust with its own investment objective, policies and purposes offering 2 separate classes of shares of beneficial interest, par value $.01 per share, of the Trust (the "Shares"); and

         WHEREAS, the Trust has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. (the "Distributor"), pursuant to which the Distributor acts as the exclusive distributor and representative of the Trust in the offer and sale of the Shares; and

         WHEREAS,   the  Trust  has  entered  into  various  Fund  Participation
Agreements with each of Anchor National Life Insurance Company ("Anchor National"), First SunAmerica Life Insurance Company ("First Sun"), AIG Life Insurance Company ("AIG Life"), American International Life Assurance Company ("American Life") and American General Life Insurance Company ("AG Life") (together the "Life Companies"), as amended from time to time (the "SunAmerica Series Trust Fund Participation Agreements"), pursuant to which the Trust has agreed to make shares of certain Portfolios available for purchase by one or more of the Life Companies' segregated asset accounts or divisions thereof, in connection with the allocation by contract and policy owners of purchase payments to corresponding investment options offered under variable annuity contracts and variable life insurance policies (collectively "Variable Insurance Contracts") offered by the Life Companies; and

         WHEREAS, the Trust desires to adopt this Distribution Plan (the "Plan") under Rule 12b-1 under the 1940 Act with respect to its Class A shares, pursuant to which each Portfolio participating in this Plan will authorize payments to the Distributor, as provided in Section 1 hereof, to finance activities in connection with the distribution of Shares of each Portfolio; and

         WHEREAS, the Board of Trustees of the Trust (the "Trustees") as a whole, and the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit each Portfolio and its Class A shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

         NOW THEREFORE, the Trust on behalf of each Portfolio hereby adopts this Plan on the following terms:


            1. Distribution Activities. The Portfolio may from time to time participate in directed brokerage programs, approved by the Trustees, whereby a portion of the brokerage commissions generated by the Portfolio will be used to make payments to the Distributor to finance various distribution activities, including those described below. Such payments to the Distributor shall not exceed an annual rate of 75 basis points (.75%) of the average daily net assets attributable to Class A shares of the Portfolio to compensate the Distributor and certain financial intermediaries ("Financial Intermediaries") for financing activities principally intended to result in the sale of Shares of the Portfolio. Expenses permitted to be paid pursuant to this Plan shall include, but not necessarily be limited to, the following costs:

            A. Printing and mailing of Portfolio prospectuses, statements of additional information, any supplements thereto and shareholder reports for existing and prospective Variable Insurance Contract owners;

            B. Development, preparation, printing and mailing of Portfolio advertisements, sales literature and other promotional materials describing and/or relating to the Portfolio and including materials intended for use within the Life Companies, or for broker-dealer only use or retail use;

            C. Holding or participating in seminars and sales meetings designed to promote the distribution of Portfolio shares;

            D. Marketing or servicing fees requested by broker-dealers or other Financial Intermediaries who sell Variable Insurance Contracts;

            E. Obtaining information and providing explanations to Variable Insurance Contract owners regarding the Portfolio's investment objectives and policies and other information about the Portfolio, including the performance of the Portfolio;

            F. Training sales personnel regarding sales of Variable Insurance Contracts and underlying Shares of the Portfolio;

            G. Compensating Financial Intermediaries and/or their registered representatives or other authorized agents in connection with the allocation of cash values and premiums of the Variable Insurance Contracts relating to the Portfolio; and

            H. Financing any other activity that the Trust's Board of Trustees determines is primarily intended to result in the sale of Shares.

      In addition, if the Plan is approved by shareholders, the Plan will call for the Portfolio to pay, from its net assets, the legal and administrative costs associated with the creation, implementation and operation of the Plan including the cost of soliciting shareholder approval of the Plan and the expenses associated with such solicitation. These expenses are expected to be small on a per Portfolio basis and will not materially increase the expenses to which the Portfolio is subject.

      This Plan shall cover such payments to the extent they are deemed to relate, under Rule 12b-1, to the financing of any activity that is primarily intended to result in the sale of such shares. The amount of the payments shall be subject to applicable laws and regulations.

2. Payments to Other Parties. The Portfolio hereby authorizes the Distributor to enter into agreements with Financial Intermediaries to provide compensation to such Financial Intermediaries for activities and services of the type referred to in Section 1 hereof. Such agreements shall provide that the Financial
Intermediaries shall deliver to the Distributor such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Section 4 hereof.

3. Related Agreements. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

            (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Trustees or, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class A shares of the Portfolio, on not more than 60 days' written notice to any other party to the agreement; and

            (b) that such agreement shall terminate automatically in the event of its assignment.

4. Quarterly Reports. The Treasurer of the Trust shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class A shares of the Portfolio and any related agreement and the purposes for which such expenditures were made.

5. Term and Termination.

      (a) This Plan shall become effective as of the date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Trustees of the Trust, and (ii) the 12b-1 Trustees.

      (b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class A shares of the Portfolio.

6. Amendments. This Plan may not be amended to increase materially the maximum expenditures permitted by Section 1 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class A shares of the Portfolio, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 5(a) hereof. The addition of the name of a Portfolio to Schedule A and the deletion of the name of a Portfolio from Schedule A shall not be deemed to be an amendment of this Plan with respect to any other Portfolio.

7. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such 12b-1 Trustees.

8. Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Sections 3 and 4 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

9. Definition of Certain Terms. For purposes of this Plan, the terms "assignment," "interested person," "majority of the outstanding voting securities," and "principal underwriter" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Trust or the principal underwriter of the Shares by the Securities and Exchange Commission, or its staff under the 1940 Act.

10. Separate Series. Pursuant to the provisions of the Declaration of Trust, each Portfolio is a separate series of the Trust, and all debts, liabilities and expenses of Class A shares of such Portfolio shall be enforceable only against the assets of Class A shares of such Portfolio and not against the assets of any other Portfolio or class of shares or of the Trust as a whole. This Plan constitutes a separate plan of distribution with respect to the Class A shares of each Portfolio named in Schedule A from time to time.

      IN WITNESS WHEREOF, the Trust has caused this Plan to be executed as of the day and year first written above.


             SUNAMERICA SERIES TRUST


                            BY:___________________________________
                               Name: Robert M. Zakem
                               Title:    Vice President and Assistant Secretary

                                   SCHEDULE A

                      PORTFOLIOS OF SUNAMERICA SERIES TRUST



Corporate  Bond  Portfolio
Global  Bond  Portfolio
High-Yield  Bond  Portfolio
Worldwide High Income Portfolio
SunAmerica  Balanced Portfolio
MFS Total Return Portfolio
Asset  Allocation  Portfolio
Telecom Utility  Portfolio
Equity Index Portfolio
Equity  Income Portfolio
Growth-Income Portfolio
Federal  Value Portfolio
Davis Venture Value Portfolio
"Dogs" of Wall Street Portfolio
Alliance Growth Portfolio
Goldman Sachs Research Portfolio
MFS Growth and Income Portfolio
Putnam Growth Portfolio
Blue Chip Growth Portfolio
Real Estate Portfolio
Small Company Value Portfolio
MFS Mid-Cap Growth Portfolio
Aggressive Growth Portfolio
Growth Opportunities Portfolio
Marsico Growth Portfolio
International Growth and Income Portfolio
Global Equities Portfolio
International Diversified Equities Portfolio
Emerging Markets Portfolio
Technology Portfolio

                                    EXHIBIT E

                                    [FORM OF]

                          DISTRIBUTION AND SERVICE PLAN
                             PURSUANT TO RULE 12b-1
                                (CLASS B SHARES)


         DISTRIBUTION AND SERVICE PLAN adopted as of the 22nd day of May, 2001, as amended May 21st 2002, by SunAmerica Series Trust, a Massachusetts business trust (the "Trust"), on behalf of the Class B shares of its separately designated series listed on Schedule A (each, a "Portfolio").

                              W I T N E S S E T H:

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company; and

         WHEREAS, each Portfolio is a separately designated investment series of the Trust with its own investment objective, policies and purposes offering 2 separate classes of shares of beneficial interest, par value $.01 per share, of the Trust (the "Shares"); and

         WHEREAS, the Trust has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. (the "Distributor"), pursuant to which the Distributor acts as the exclusive distributor and representative of the Trust in the offer and sale of the Shares; and

         WHEREAS,   the  Trust  has  entered  into  various  Fund  Participation
Agreements with each of Anchor National Life Insurance Company ("Anchor National") and First SunAmerica Life Insurance Company ("First Sun") (together the "Life Companies"), as amended from time to time (the "SunAmerica Series Trust Fund Participation Agreements"), pursuant to which the Trust has agreed to make shares of certain Portfolios available for purchase by one or more of the Life Companies' segregated asset accounts or divisions thereof, in connection with the allocation by contract and policy owners of purchase payments to corresponding investment options offered under variable annuity contracts and variable life insurance policies (collectively "Variable Insurance Contracts") offered by the Life Companies; and

         WHEREAS, the Trust desires to adopt this Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Trust will pay a service fee to the Life Companies with respect to Class B shares of the Trust and pursuant to which each Portfolio participating in this Plan will authorize payments to the Distributor, as provided in Section 2 hereof, to finance activities in connection with the distribution of Shares of each Portfolio; and

         WHEREAS, the Board of Trustees of the Trust (the "Trustees") as a whole, and the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit each Portfolio and its Class B shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

         NOW THEREFORE, the Trust on behalf of each Portfolio hereby adopts this Plan on the following terms:

      1. Account Maintenance Activities. The Portfolio agrees to pay the Life Companies a service fee at the end of each month at an annual rate of 15 basis points (.15%) of the average daily net assets attributable to Class B shares of the Portfolio to compensate the Life Companies for costs associated with the servicing of the Class B shares of the Portfolio, including, but not limited to, the cost of reimbursing the Life Companies for expenditures made to financial intermediaries for providing services to contract holders who are indirect beneficial owners of Class B shares of the Portfolio. Such services are not intended to relate to the sale, promotion or marketing of the Class B shares. The service fee shall be paid to the Life Companies pursuant to the terms of the SunAmerica Series Trust Portfolio Participation Agreements or any Addendums thereto. Payment of the service fee described in this Section 1 shall be subject to any limitations set forth in applicable regulations of the National Association of Securities Dealers, Inc. Nothing herein shall prohibit the Life Companies from collecting service fees in any given year, as provided hereunder, in excess of expenditures made during such year to financial intermediaries for the above-referenced purposes.

      2. Distribution Activities. The Portfolio may from time to time participate in directed brokerage programs, approved by the Trustees, whereby a portion of the brokerage commissions generated by the Portfolio will be used to make payments to the Distributor to finance various distribution activities, including those described below. Such payments to the Distributor shall not exceed an annual rate of 75 basis points (.75%) of the average daily net assets attributable to Class B shares of the
      Portfolio to compensate the Distributor and certain financial intermediaries ("Financial Intermediaries") for financing activities principally intended to result in the sale of Shares of the Portfolio. Expenses permitted to be paid pursuant to this Plan shall include, but not necessarily be limited to, the following costs:

      A. Printing and mailing of Portfolio prospectuses, statements of additional information, any supplements thereto and shareholder reports for existing and prospective Variable Insurance Contract owners;

      B.    Development,   preparation,   printing   and  mailing  of  Portfolio
            advertisements, sales literature and other promotional materials describing and/or relating to the Portfolio and including materials intended for use within the Life Companies, or for broker-dealer only use or retail use;

      C. Holding or participating in seminars and sales meetings designed to promote the distribution of Portfolio shares;

      D. Marketing or servicing fees requested by broker-dealers or other Financial Intermediaries who sell Variable Insurance Contracts;

      E. Obtaining information and providing explanations to Variable Insurance Contract owners regarding the Portfolio's investment objectives and policies and other information about the Portfolio, including the performance of the Portfolio;

      F. Training sales personnel regarding sales of Variable Insurance Contracts and underlying Shares of the Portfolio;

      G. Compensating Financial Intermediaries and/or their registered representatives or other authorized agents in connection with the allocation of cash values and premiums of the Variable Insurance Contracts relating to the Portfolio; and

      H. Financing any other activity that the Trust's Board of Trustees determines is primarily intended to result in the sale of Shares.

      In addition, if the Plan is approved by shareholders, the Plan will call for the Portfolio to pay, from its net assets, the legal and administrative costs associated with the creation, implementation and operation of the Plan including the cost of soliciting shareholder approval of the Plan and the expenses associated with such solicitation. These expenses are expected to be small on a per Portfolio basis and will not materially increase the expenses to which the Portfolio is subject.

      This Plan shall cover such payments to the extent they are deemed to relate, under Rule 12b-1, to the financing of any activity that is primarily intended to result in the sale of such shares. The amount of the payments shall be subject to applicable laws and regulations.

3. Payments to Other Parties. The Portfolio hereby authorizes the Distributor and Life Companies to enter into agreements with Financial Intermediaries to provide compensation to such Financial Intermediaries for activities and services of the type referred to in Sections 1 and 2 hereof. The Distributor and Life Companies may reallocate all or a portion of their representative distribution and account maintenance fees to such Financial Intermediaries as compensation for the above-mentioned activities and services. Such agreements shall provide that the Financial Intermediaries shall deliver to the Distributor and Life Companies such information as is reasonably necessary to permit the Life Companies to comply with the reporting requirements set forth in Section 5 hereof.

4. Related Agreements. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

            (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Trustees or, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class B shares of the Portfolio, on not more than 60 days' written notice to any other party to the agreement; and

            (b) that such agreement shall terminate automatically in the event of its assignment.

5. Quarterly Reports. The Treasurer of the Trust shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class B shares of the Portfolio and any related agreement and the purposes for which such expenditures were made.

6. Term and Termination.

            (a) This Plan shall become effective as of the date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Trustees of the Trust, and (ii) the 12b-1 Trustees.

            (b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class B shares of the Portfolio.

7. Amendments. This Plan may not be amended to increase materially the maximum expenditures permitted by Sections 1 and 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class B shares of the Portfolio, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 6(a) hereof. The addition of the name of a Portfolio to Schedule A and the deletion of the name of a Portfolio from Schedule A shall not be deemed to be an amendment of this Plan with respect to any other Portfolio.

8. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of the 12b-1 Trustees.

9. Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Sections 4 and 5 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

10. Definition of Certain Terms. For purposes of this Plan, the terms "assignment," "interested person," "majority of the outstanding voting securities," and "principal underwriter" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Trust or the principal underwriter of the Shares by the Securities and Exchange Commission, or its staff under the 1940 Act.

11. Separate Series. Pursuant to the provisions of the Declaration of Trust, each Portfolio is a separate series of the Trust, and all debts, liabilities and expenses of Class B shares of such Portfolio shall be enforceable only against the assets of Class B shares of such Portfolio and not against the assets of any other Portfolio or class of shares or of the Trust as a whole. This Plan constitutes a separate plan of distribution with respect to the Class B shares of each Portfolio named on Schedule A from time to time.

         IN WITNESS WHEREOF, the Trust has caused this Plan to be executed as of the day and year first written above.


                             SUNAMERICA SERIES TRUST



                             BY:___________________________________
                                Name: Robert M. Zakem
                                Title:    Vice President and Assistant Secretary

                                   SCHEDULE A

                      PORTFOLIOS OF SUNAMERICA SERIES TRUST



Corporate Bond Portfolio
Global Bond Portfolio
High-Yield Bond Portfolio
Worldwide High Income Portfolio
SunAmerica Balanced Portfolio
MFS Total Return Portfolio
Asset Allocation Portfolio
Telecom Utility Portfolio
Equity Index Portfolio
Equity Income Portfolio
Growth-Income Portfolio
Federal Value Portfolio
Davis Venture Value Portfolio
"Dogs" of Wall Street Portfolio
Alliance Growth Portfolio
Goldman Sachs Research Portfolio
MFS Growth and Income Portfolio
Putnam Growth Portfolio
Blue Chip Growth Portfolio
Real Estate Portfolio
Small Company Value Portfolio
MFS Mid-Cap Growth Portfolio
Aggressive Growth Portfolio
Growth Opportunities Portfolio
Marsico Growth Portfolio
International Growth and Income Portfolio
Global Equities Portfolio
International Diversified Equities Portfolio
Emerging Markets Portfolio
Technology Portfolio

                                    EXHIBIT F

                                  Service Fees
                 (as for the fiscal year ended January 31, 2002)

---------------------------------------------- ---------------------------------
Cash Management Portfolio                      $7,746
---------------------------------------------- ---------------------------------
Corporate Bond  Portfolio                      $3,045
---------------------------------------------- ---------------------------------
Global Bond Portfolio                          $861
---------------------------------------------- ---------------------------------
High-Yield Bond Portfolio                      $1,291
---------------------------------------------- ---------------------------------
Worldwide High Income Portfolio                $325
---------------------------------------------- ---------------------------------
SunAmerica Balanced Portfolio                  $1,904
---------------------------------------------- ---------------------------------
MFS Total Return Portfolio                     $5,236
---------------------------------------------- ---------------------------------
Asset Allocation Portfolio                     $744
---------------------------------------------- ---------------------------------
Telecom Utility Portfolio                      $559
---------------------------------------------- ---------------------------------
Growth-Income Portfolio                        $4,754
---------------------------------------------- ---------------------------------
Federated Value Portfolio                      $2,023
---------------------------------------------- ---------------------------------
Davis Venture Value Portfolio                  $9,835
---------------------------------------------- ---------------------------------
"Dogs" of Wall Street Portfolio                $904
---------------------------------------------- ---------------------------------
Alliance Growth Portfolio                      $6,233
---------------------------------------------- ---------------------------------
Goldman Sachs Research Portfolio               $674
---------------------------------------------- ---------------------------------
MFS Growth and Income Portfolio                $1,881
---------------------------------------------- ---------------------------------
Putnam Growth Portfolio                        $1,244
---------------------------------------------- ---------------------------------
Blue Chip Growth Portfolio                     $807
---------------------------------------------- ---------------------------------
Real Estate Portfolio                          $537
---------------------------------------------- ---------------------------------
MFS Mid-Cap Growth Portfolio                   $3,511
---------------------------------------------- ---------------------------------
Aggressive Growth Portfolio                    $1,034
---------------------------------------------- ---------------------------------
Growth Opportunities Portfolio                 $447
---------------------------------------------- ---------------------------------
Marsico Growth Portfolio                       $1,280
---------------------------------------------- ---------------------------------
International Growth and Income Portfolio      $1,432
---------------------------------------------- ---------------------------------
Global Equities Portfolio                      $1,033
---------------------------------------------- ---------------------------------
International Diversified Equities Portfolio   $970
---------------------------------------------- ---------------------------------
Emerging Markets Technology Portfolio          $210
---------------------------------------------- ---------------------------------
Technology Portfolio                           $768
---------------------------------------------- ---------------------------------
Equity Income Portfolio                        $ 0
---------------------------------------------- ---------------------------------
Equity Index Portfolio                         $ 0
---------------------------------------------- ---------------------------------
Small Company Value Portfolio                  $ 0
---------------------------------------------- ---------------------------------

* For the fiscal year ended January 31, 2002, the Trust has not made any payments to any person who is affiliated person of the Trust, its investment adviser, principal underwriter or administrator.

VOTING INSTRUCTIONS CARD     SUNAMERICA SERIES TRUST    VOTING INSTRUCTIONS CARD
                                    NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 31, 2002

FIRST SUNAMERICA LIFE INSURANCE COMPANY

Notice is hereby given that a Special Meeting (the "Meeting") of shareholders of all portfolios (each, a "Portfolio:") of SunAmerica Series Trust (the Trust) will be held on July 31, 2002 at 10:30 a.m., Eastern time, at the offices of SunAmerica Asset Management Corp. ("SAAMCo"), The SunAmerica Center, 733 Third Avenue, New York, NY 10017, for the purpose of considering the proposals set forth on the reverse.

Only Contract Owners of record at the close of business on May 31, 2002, are entitled give voting instructions at the Meeting and any adjournment thereof. You are urged to exercise you right to give voting instructions for the meeting. You may vote through the Internet, by touch-tone telephone, by mail, or in person. Please give your voting instructions promptly.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY FIRST SUNAMERICA LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF SUNAMERICA SERIES TRUST.

                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                           -----------------------------------------------------
                           CONTROL NUMBER:  999 9999 9999 999
                           -----------------------------------------------------
                           NOTE: If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date                                       SAS_12355B


PORTFOLIO                   PORTFOLIO                   PORTFOLIO
---------                   ---------                   ---------
PORTFOLIO NAME DROP-IN  1   PORTFOLIO NAME DROP-IN  2   PORTFOLIO NAME DROP-IN  3
PORTFOLIO NAME DROP-IN  4   PORTFOLIO NAME DROP-IN  5   PORTFOLIO NAME DROP-IN  6
PORTFOLIO NAME DROP-IN  7   PORTFOLIO NAME DROP-IN  8   PORTFOLIO NAME DROP-IN  9
PORTFOLIO NAME DROP-IN 10   PORTFOLIO NAME DROP-IN 11   PORTFOLIO NAME DROP-IN 12
PORTFOLIO NAME DROP-IN 13   PORTFOLIO NAME DROP-IN 14   PORTFOLIO NAME DROP-IN 15
PORTFOLIO NAME DROP-IN 16   PORTFOLIO NAME DROP-IN 17   PORTFOLIO NAME DROP-IN 18
PORTFOLIO NAME DROP-IN 19   PORTFOLIO NAME DROP-IN 20   PORTFOLIO NAME DROP-IN 21
PORTFOLIO NAME DROP-IN 22   PORTFOLIO NAME DROP IN 23   PORTFOLIO NAME DROP-IN 24
PORTFOLIO NAME DROP-IN 25   PORTFOLIO NAME DROP-IN 26   PORTFOLIO NAME DROP-IN 27
PORTFOLIO NAME DROP-IN 28   PORTFOLIO NAME DROP-IN 29   PORTFOLIO NAME DROP-IN 30
PORTFOLIO NAME DROP-IN 31


Each contract owner is urged to exercise the right to give voting instructions for the special meeting of shareholders by filling in, dating and signing this voting instructions card(s) and returning it in the return envelope provided. Contract owners also have the option to provide voting instructions by telephone or on the Internet by following the instructions on the insert accompanying the voting instruction card(s). Telephone voting is available only to contract owners who wish to vote all portfolios together. Contract owners that wish to provide separate voting instructions for each portfolio may only do so by mail or Internet voting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. EXAMPLE: [_]
--------------------------------------------------------------------------------
[_] To vote FOR ALL Portfolios on ALL Proposals mark this box.
    (No other vote is necessary.)
--------------------------------------------------------------------------------

1.    FOR  CLASS  A  SHARES  OF  EACH  PORTFOLIO  SEPARATELY,   TO  APPROVE  THE
      DISTRIBUTION PLAN PURSUANT TO RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT") WITH RESPECT TO CLASS A SHARES.

                                  FOR    AGAINST  ABSTAIN
 PORTFOLIO NAME DROP-IN 1         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 2         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 3         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 4         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 5         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 6         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 7         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 8         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 9         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 10        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 11        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 12        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 13        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 14        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 15        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 16        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 17        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 18        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 19        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 20        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 21        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 22        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 23        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 24        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 25        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 26        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 25        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 28        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 29        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 30        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 31        [_]      [_]      [_]

2. FOR CLASS B SHARES OF EACH PORTFOLIO SEPARATELY, TO APPROVE THE AMENDED DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12b-1 UNDER THE 1940 ACT WITH RESPECT TO CLASS B SHARES.



                                  FOR    AGAINST  ABSTAIN
 PORTFOLIO NAME DROP-IN 1         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 2         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 3         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 4         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 5         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 6         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 7         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 8         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 9         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 10        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 11        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 12        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 13        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 14        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 15        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 16        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 17        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 18        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 19        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 20        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 21        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 22        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 23        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 24        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 25        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 26        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 25        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 28        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 29        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 30        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 31        [_]      [_]      [_]



3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.


        PLEASE SIGN, DATE AND RETURN YOUR VOTING INSTRUCTIONS CARD TODAY!
                                   SAS_12355B

VOTING INSTRUCTIONS CARD     SUNAMERICA SERIES TRUST    VOTING INSTRUCTIONS CARD
                                    NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 31, 2002

ANCHOR NATIONAL LIFE INSURANCE COMPANY

Notice is hereby given that a Special Meeting (the "Meeting") of shareholders of all portfolios (each, a "Portfolio:") of SunAmerica Series Trust (the Trust) will be held on July 31, 2002 at 10:30 a.m., Eastern time, at the offices of SunAmerica Asset Management Corp. ("SAAMCo"), The SunAmerica Center, 733 Third Avenue, New York, NY 10017, for the purpose of considering the proposals set forth on the reverse.

Only Contract Owners of record at the close of business on May 31, 2002, are entitled give voting instructions at the Meeting and any adjournment thereof. You are urged to exercise you right to give voting instructions for the meeting. You may vote through the Internet, by touch-tone telephone, by mail, or in person. Please give your voting instructions promptly.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY ANCHOR NATIONAL LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF SUNAMERICA SERIES TRUST.

                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                           -----------------------------------------------------
                           CONTROL NUMBER:  999 9999 9999 999
                           -----------------------------------------------------

                           NOTE: If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date                                       SAS_12355A

PORTFOLIO                   PORTFOLIO                   PORTFOLIO
---------                   ---------                   ---------
PORTFOLIO NAME DROP-IN  1   PORTFOLIO NAME DROP-IN  2   PORTFOLIO NAME DROP-IN  3
PORTFOLIO NAME DROP-IN  4   PORTFOLIO NAME DROP-IN  5   PORTFOLIO NAME DROP-IN  6
PORTFOLIO NAME DROP-IN  7   PORTFOLIO NAME DROP-IN  8   PORTFOLIO NAME DROP-IN  9
PORTFOLIO NAME DROP-IN 10   PORTFOLIO NAME DROP-IN 11   PORTFOLIO NAME DROP-IN 12
PORTFOLIO NAME DROP-IN 13   PORTFOLIO NAME DROP-IN 14   PORTFOLIO NAME DROP-IN 15
PORTFOLIO NAME DROP-IN 16   PORTFOLIO NAME DROP-IN 17   PORTFOLIO NAME DROP-IN 18
PORTFOLIO NAME DROP-IN 19   PORTFOLIO NAME DROP-IN 20   PORTFOLIO NAME DROP-IN 21
PORTFOLIO NAME DROP-IN 22   PORTFOLIO NAME DROP IN 23   PORTFOLIO NAME DROP-IN 24
PORTFOLIO NAME DROP-IN 25   PORTFOLIO NAME DROP-IN 26   PORTFOLIO NAME DROP-IN 27
PORTFOLIO NAME DROP-IN 28   PORTFOLIO NAME DROP-IN 29   PORTFOLIO NAME DROP-IN 30
PORTFOLIO NAME DROP-IN 31



Each contract owner is urged to exercise the right to give voting instructions for the special meeting of shareholders by filling in, dating and signing this voting instructions card(s) and returning it in the return envelope provided. Contract owners also have the option to provide voting instructions by telephone or on the Internet by following the instructions on the insert accompanying the voting instruction card(s). Telephone voting is available only to contract owners who wish to vote all portfolios together. Contract owners that wish to provide separate voting instructions for each portfolio may only do so by mail or Internet voting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. EXAMPLE: [_]
--------------------------------------------------------------------------------
[_] To vote FOR ALL Portfolios on ALL Proposals mark this box.
    (No other vote is necessary.)
--------------------------------------------------------------------------------

1.    FOR  CLASS  A  SHARES  OF  EACH  PORTFOLIO  SEPARATELY,   TO  APPROVE  THE
      DISTRIBUTION PLAN PURSUANT TO RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT") WITH RESPECT TO CLASS A SHARES.



                                  FOR    AGAINST  ABSTAIN
 PORTFOLIO NAME DROP-IN 1         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 2         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 3         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 4         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 5         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 6         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 7         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 8         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 9         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 10        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 11        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 12        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 13        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 14        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 15        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 16        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 17        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 18        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 19        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 20        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 21        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 22        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 23        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 24        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 25        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 26        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 25        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 28        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 29        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 30        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 31        [_]      [_]      [_]

2. FOR CLASS B SHARES OF EACH PORTFOLIO SEPARATELY, TO APPROVE THE AMENDED DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12b-1 UNDER THE 1940 ACT WITH RESPECT TO CLASS B SHARES.



                                  FOR    AGAINST  ABSTAIN
 PORTFOLIO NAME DROP-IN 1         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 2         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 3         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 4         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 5         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 6         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 7         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 8         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 9         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 10        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 11        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 12        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 13        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 14        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 15        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 16        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 17        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 18        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 19        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 20        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 21        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 22        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 23        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 24        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 25        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 26        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 25        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 28        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 29        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 30        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 31        [_]      [_]      [_]

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.


        PLEASE SIGN, DATE AND RETURN YOUR VOTING INSTRUCTIONS CARD TODAY!
                                   SAS_12355A

VOTING INSTRUCTIONS CARD   AIG LIFE INSURANCE COMPANY   VOTING INSTRUCTIONS CARD

SUNAMERICA SERIES TRUST ("TRUST")
VARIABLE ACCOUNT II ("Portfolio")

The undersigned hereby instructs AIG Insurance Company Variable Account II ("Separate Account") to vote shares of the Portfolio attributable to the Policy for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders to be held on July 31, 2002 at 10:30 a.m. Eastern time, (the "Meeting") at the offices of SunAmerica Asset Management Corp., The SunAmerica Center, 733 Third Avenue, New York, NY 10017 and to any and all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement for the Meeting to be held on July 31, 2002.

The Separate Account will vote shares attributable to your Policy as indicated below, or if no direction is provided when the duly executed proxy instruction card is returned, the Separate Account will vote shares attributable to your Policy "FOR" the proposals described below. With respect to those shares for which no proxy instructions have been received by the Separate Account on or before July 31, 2002, the Separate Account will cast shares in the affirmative, the negative, or in abstention, in the same proportion as those shares for which instruction cards have been received.

By signing and dating below, you instruct the Separate Account to vote shares of the above referenced Portfolio attributable to your Policy a t the Meeting and all adjournments thereof. The Separate Account shall vote as indicated above and in its own discretion, upon such other business as may properly come before the Meeting.


                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                           -----------------------------------------------------
                           CONTROL NUMBER:  999 9999 9999 999
                           -----------------------------------------------------

                           NOTE: Please sign exactly as your name appears on the proxy.

                           -----------------------------------------------------
                           Signature(s) and Title(s) if applicable)

                           -----------------------------------------------------
                           Date                                       SAS_12355C


         THIS PROPOSAL IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                          OF SUNAMERICA SERIES TRUST.

               PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. EXAMPLE: [_]
--------------------------------------------------------------------------------
[_]   To vote FOR ALL Portfolios on ALL Proposals mark this box.
      (No other vote is necessary.)
--------------------------------------------------------------------------------

1.    FOR  CLASS  A  SHARES  OF  EACH  PORTFOLIO  SEPARATELY,   TO  APPROVE  THE
      DISTRIBUTION PLAN PURSUANT TO RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT") WITH RESPECT TO CLASS A SHARES.



                                  FOR    AGAINST  ABSTAIN
 PORTFOLIO NAME DROP-IN 1         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 2         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 3         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 4         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 5         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 6         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 7         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 8         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 9         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 10        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 11        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 12        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 13        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 14        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 15        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 16        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 17        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 18        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 19        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 20        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 21        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 22        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 23        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 24        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 25        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 26        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 25        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 28        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 29        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 30        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 31        [_]      [_]      [_]

VOTING INSTRUCTIONS CARD                                VOTING INSTRUCTIONS CARD

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

SUNAMERICA SERIES TRUST ("TRUST")
VARIABLE ACCOUNT B ("Portfolio")

The undersigned hereby instructs American International Life Assurance Company of New York Variable Account B ("Separate Account") to vote shares of the Portfolio attributable to the Policy for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders to be held on July 31, 2002 at 10:30 a.m. Eastern time, (the "Meeting") at the offices of SunAmerica Asset Management Corp., The SunAmerica Center, 733 Third Avenue, New York, NY 10017 and to any and all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement for the Meeting to be held on July 31, 2002.

The Separate Account will vote shares attributable to your Policy as indicated below, or if no direction is provided when the duly executed proxy instruction card is returned, the Separate Account will vote shares attributable to your Policy "FOR" the proposals described below. With respect to those shares for which no proxy instructions have been received by the Separate Account on or before July 31, 2002, the Separate Account will cast shares in the affirmative, the negative, or in abstention, in the same proportion as those shares for which instruction cards have been received.

By signing and dating below, you instruct the Separate Account to vote shares of the above referenced Portfolio attributable to your Policy a t the Meeting and all adjournments thereof. The Separate Account shall vote as indicated above and in its own discretion, upon such other business as may properly come before the Meeting.

                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                           -----------------------------------------------------
                           CONTROL NUMBER:  999 9999 9999 999
                           -----------------------------------------------------

                           NOTE: Please sign exactly as your name appears on the proxy.

                           -----------------------------------------------------
                           Signature(s) and Title(s) if applicable)

                           -----------------------------------------------------
                           Date                                       SAS_12355D


         THIS PROPOSAL IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                          OF SUNAMERICA SERIES TRUST.

               PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. EXAMPLE: [_]
--------------------------------------------------------------------------------
[_]   To vote FOR ALL Portfolios on ALL Proposals mark this box.
      (No other vote is necessary.)
--------------------------------------------------------------------------------

1.    FOR  CLASS  A  SHARES  OF  EACH  PORTFOLIO  SEPARATELY,   TO  APPROVE  THE
      DISTRIBUTION PLAN PURSUANT TO RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT") WITH RESPECT TO CLASS A SHARES.



                                  FOR    AGAINST  ABSTAIN
 PORTFOLIO NAME DROP-IN 1         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 2         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 3         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 4         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 5         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 6         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 7         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 8         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 9         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 10        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 11        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 12        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 13        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 14        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 15        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 16        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 17        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 18        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 19        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 20        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 21        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 22        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 23        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 24        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 25        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 26        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 25        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 28        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 29        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 30        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 31        [_]      [_]      [_]

VOTING INSTRUCTIONS CARD                                VOTING INSTRUCTIONS CARD
                     AMERICAN GENERAL LIFE INSURANCE COMPANY

SUNAMERICA SERIES TRUST ("TRUST")
VARIABLE ACCOUNT VL-R ("Portfolio")

The undersigned hereby instructs American General Life Insurance Company Variable Account VL-R ("Separate Account") to vote shares of the Portfolio attributable to the Policy for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders to be held on July 31, 2002 at 10:30 a.m. Eastern time, (the "Meeting") at the offices of SunAmerica Asset Management Corp., The SunAmerica Center, 733 Third Avenue, New York, NY 10017 and to any and all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement for the Meeting to be held on July 31, 2002.

The Separate Account will vote shares attributable to your Policy as indicated below, or if no direction is provided when the duly executed proxy instruction card is returned, the Separate Account will vote shares attributable to your Policy "FOR" the proposals described below. With respect to those shares for which no proxy instructions have been received by the Separate Account on or before July 31, 2002, the Separate Account will cast shares in the affirmative, the negative, or in abstention, in the same proportion as those shares for which instruction cards have been received.

By signing and dating below, you instruct the Separate Account to vote shares of the above referenced Portfolio attributable to your Policy a t the Meeting and all adjournments thereof. The Separate Account shall vote as indicated above and in its own discretion, upon such other business as may properly come before the Meeting.

                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                           -----------------------------------------------------
                           CONTROL NUMBER:  999 9999 9999 999
                           -----------------------------------------------------

                           NOTE: Please sign exactly as your name appears on the proxy.

                           -----------------------------------------------------
                           Signature(s) and Title(s) if applicable)

                           -----------------------------------------------------
                           Date                                       SAS_12355E


         THIS PROPOSAL IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                          OF SUNAMERICA SERIES TRUST.

               PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. EXAMPLE: [_]
--------------------------------------------------------------------------------
[_]   To vote FOR ALL Portfolios on ALL Proposals mark this box.
      (No other vote is necessary.)
--------------------------------------------------------------------------------

1.    FOR  CLASS  A  SHARES  OF  EACH  PORTFOLIO  SEPARATELY,   TO  APPROVE  THE
      DISTRIBUTION PLAN PURSUANT TO RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT") WITH RESPECT TO CLASS A SHARES.



                                  FOR    AGAINST  ABSTAIN
 PORTFOLIO NAME DROP-IN 1         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 2         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 3         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 4         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 5         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 6         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 7         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 8         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 9         [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 10        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 11        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 12        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 13        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 14        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 15        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 16        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 17        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 18        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 19        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 20        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 21        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 22        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 23        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 24        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 25        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 26        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 25        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 28        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 29        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 30        [_]      [_]      [_]
 PORTFOLIO NAME DROP-IN 31        [_]      [_]      [_]